EXHIBIT 99.1

Occam Networks Reports Record Revenues in Q1 2005

Company Achieves Record Revenue and Double-Digit New Customer Growth for Third Consecutive Quarter

SANTA BARBARA, Calif.—May 18, 2005—Occam Networks Inc. (OTCBB: OCCM - News), a supplier of innovative Ethernet and IP-based loop carrier equipment to telecommunications service providers worldwide, today announced results for the first quarter of 2005, which ended March 31, 2005. The company reported revenue for the quarter of $6.9 million, setting a new company record for the third consecutive quarter. The company also added 13 new customers during the quarter, continuing to add new customers at double-digit rates for the third consecutive quarter.

“Occam’s focus on delivering exceptional Ethernet- and IP-based products to telcos has resulted in another solid quarter of growth for the company,” said Bob Howard-Anderson, president and CEO of Occam Networks. “This is the third consecutive quarter in which we have experienced record revenues and high customer acquisition rates. The telcos’ increasing preference for Ethernet and IP technologies in the access network is driving our robust growth. We expect our leadership, expertise and experience with these technologies to continue to drive our success.”

During the first quarter of 2005, Occam signed a strategic alliance with Tellabs (Nasdaq: TLAB - News), which opened up market opportunities with large North American Local Exchange Carriers for Occam’s IP-based loop carrier equipment. As part of the agreement, Tellabs also licensed Occam’s Ethernet transport technologies for integration into Tellabs® FiberDirect(SM) portfolio. Occam gained access to Tellabs’ cabinet products, enabling Occam to provide new and existing IOC customers with more deployment options. The company also completed the private placement portion of its Series A-2 Preferred Stock Financing, which resulted in cash proceeds of $10.6 million.

Occam Conference Call Scheduled to Report Q1 2005 Earnings

Starting at 1:30 p.m. PDT on Wednesday, May 18, 2005, Occam Networks will conduct a conference call to report earnings for Q1 2005. The call, which will be open to the public, can be accessed by dialing 800-351-6801 for U.S. callers. The passcode required for participation is 65221 and the call leader is Howard Bailey.

Callers will be put on “music hold” until Howard-Anderson, president and CEO, and Howard Bailey, CFO of Occam Networks, join the call. The first portion of the call will include a presentation of financial information for Q1 2005. Bailey will then open the call to listeners for a question and answer period.

For those unable to listen at the designated time, a recording of the call will be made available on the Occam Networks Web site (www.occamnetworks.com) for 72 hours after the call is completed.

OCCAM NETWORKS INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

(Unaudited)

	March 31, 2005	Dec. 31, 2004
ASSETS
Current assets:
Cash and cash equivalents	$10,591	$4,432
Restricted cash	2,101	2,101
Accounts receivable, net	5,981	5,217
Inventories	5,217	6,611
Prepaid and other current assets	913	794

Total current assets	24,803	19,155
Property and equipment, net	1,594	1,692
Other assets	210	213

Total assets	$26,607	$21,060

LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$1,763	$6,277
Accrued expenses	3,466	3,330
Deferred revenues	1,691	—
Current portion of long-term debt and capital lease obligations	1,078	863

Total current liabilities	7,998	10,470
Long-term debt and capital lease obligations	2,075	2,987

Total liabilities	10,073	13,457
Redeemable preferred stock
Series A-2 convertible preferred stock, $0.001 par value, authorized 4,300 shares, 3,333 and 2,224 issued and outstanding at March 31, 2005 and at Dec. 31, 2004, respectively, liquidation preference of $100,001 and $66,723 at March 31, 2005 and Dec. 31, 2004, respectively	32,085	20,993
Series A-2 convertible preferred stock warrant	553	503
Stockholders’ deficit:
Common stock, $0.001 par value, 750,000 shares authorized; 269,039 and 268,570 shares issued and outstanding at March 31, 2005 and Dec. 31, 2004, respectively	269	269
Additional paid-in capital	87,292	87,294
Warrants	559	559
Deferred stock compensation	(464)	(633)
Accumulated deficit	(103,760)	(101,382)

Total stockholders’ deficit	(16,104)	(13,893)

Total liabilities, redeemable preferred stock and stockholders’ deficit	$26,607	$21,060

OCCAM NETWORKS INC.

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands)

(Unaudited)

	Three months ended March 31,
	2005	2004
Sales	$6,921	$3,240
Cost of sales	5,117	3,375

Gross profit (loss)	1,804	(135)
Operating expenses (1):
Research and product development	1,712	2,057
Sales and marketing	1,628	1,361
General and administrative	730	527

Total operating expenses	4,070	3,945
Loss from operations	(2,266)	(4,080)
Interest expense, net	(112)	(35)

Loss before income taxes	(2,378)	(4,115)
Provision for income tax	—	—

Net loss	(2,378)	(4,115)
Beneficial conversion feature	(1,787)	(2,510)

Net loss attributable to common stockholders	$(4,165)	$(6,625)

(1) Amortization of stock-based compensation included in:
Research and product development	$143	$201
Sales and marketing	22	37
General and administrative	2	24

Total amortization of stock-based compensation	$167	$262

Non-GAAP Disclosure

Certain non-GAAP financial measures are included in this press release. Our GAAP results have been adjusted to exclude stock-based compensation charges associated with the issuance of stock options prior to the company’s merger in May 2002. These non-GAAP financial measures are provided to enhance the user’s overall understanding of our financial performance and our prospects for the future. Specifically, we believe non-GAAP measures can provide useful information to both management and investors by excluding certain non-cash expenses that are not indicative of our core operating results. Further, these non-GAAP financial measures are one of the primary indicators management uses for planning and forecasting future periods. In addition, since we have historically reported non-GAAP measures to the investment community, we believe the inclusion of non-GAAP measures provides consistency in our financial reporting. The presentation of this additional information is not meant to be considered a substitute for financial measures prepared in accordance with generally accepted accounting principles. A reconciliation of GAAP to non-GAAP net loss is included above.

Cautionary Note Concerning Forward-Looking Statements

Portions of this press release contain forward-looking statements regarding future events, Occam’s future financial performance and the performance of Occam’s products. In particular, the press release contains forward-looking statements about trends in our revenue and operating margins, and statements concerning product improvements and product performance issues. These statements involve numerous risks and uncertainties, which could cause actual results or events to differ materially from any future results or events suggested in these forward-looking statements. These risks include, among others, the risk that our revenues will not increase as anticipated if our BLC 6000 product does not achieve market acceptance and that any continuing product performance problems would have an adverse effect on our business, margins and operating results. Additional risks associated with our business include general market conditions affecting the decisions of communications service providers to purchase Occam’s equipment, changes in service providers’ business models, the rate our customers deploy their networks, our customers’ ability to secure financing, the timing of order and shipments of products, mix of products sold, changes in the prices of components, Occam’s ability to maintain production volumes and secure key components, and Occam’s ability to develop new products. Please refer to Occam’s most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings Occam makes with the SEC for additional factors that could cause actual results to differ materially from those contained in any forward-looking statements provided today.

About Occam Networks Inc.

Occam Networks Inc. develops and markets innovative Broadband Loop Carrier networking equipment that enables telephone companies to deliver voice, data and video services. Based on Ethernet and Internet Protocol (IP) technologies, Occam’s equipment allows telecommunications service providers to profitably deliver traditional phone services, as well as advanced Voice-over-IP, residential and business broadband, and digital television services through a single, all-packet access network. Occam is headquartered in Santa Barbara, Calif. Additional information can be found at www.occamnetworks.com.

Portions of this press release may contain forward-looking statements regarding future events or the future performance of Occam Networks. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from any future performance suggested in such statements. Rapidly changing technologies and market conditions may require changes to Occam’s products. Occam does not undertake any obligation to publicly update any forward-looking statements as a result of new information, future events or otherwise. Please also refer to the company’s most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings with the SEC. These filings contain and identify other important factors that could cause actual results to differ materially from those contained in any forward-looking statements.

Contact:

Occam Networks Inc.

Howard Bailey, 805-692-2908

hbailey@occamnetworks.com

    or

Connect Public Relations

Spencer Parkinson, 801-373-7888

spencerp@connectpr.com